UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 6, 2006

                              BODISEN BIOTECH, INC.
             (Exact name of registrant as specified in its charter)

 DELAWARE                               333-99101             98-0381367
 (State or other jurisdiction           (Commission           (IRS Employer
 of incorporation)                      File Number)        Identification No.)

 North Part of Xinquia Road, Yang Ling Agricultural High-Tech
 Industries Demonstration Zone, Yang Ling, People's Republic
                      of China                                       712100
   (Address of principal executive offices)                        (Zip Code)

                                 86-29-87074957
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

As previously reported, on February 3, 2006, Bodisen Biotech, Inc. (the "Company") entered into a placing agreement (the "Placing Agreement") with Charles Stanley Securities relating to the sale of up to 1,643,836 shares of the Company's common stock. A copy of the Placing Agreement is attached as exhibit
10.1 hereto


Item 8.01 Other Events

On February 6, 2006, the Company issued a press release with respect to the commencement of the trading of its shares on the AIM market of the London Stock Exchange and related matters. A copy of the press release is attached as Exhibit
99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

         Not applicable.

(b) Pro forma financial information.

         Not applicable.

(c) Exhibits

Exhibit
Number                       Description
--------------------------------------------------------------------------------
10.1              Form of Placing Agreement between the Company and Charles
                  Stanley Securities.

99.1              Press release issued February 6, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BODISEN BIOTECH, INC.



Date:  February 6, 2005                 /s/Qiong Wang,
                                        --------------
                                        Qiong Wang,
                                        Chief Executive Officer


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